FINANCIAL ASSETS (Details) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Current:
Marketable securities	$ 142	$ 173
Foreign currency forward contracts	112	123
Cross currency interest rate swaps	92	0
Loans and receivables	61	61
Other	25	67
Total current	432	424
Non-current:
Foreign currency forward contracts	29	118
Cross currency interest rate swaps	542	594
Loans and receivables	85	97
Other	107	112
Total non-current	$ 763	$ 921